Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
ASSETS
Held to maturity securities, fair value	$ 19,680	$ 22,924
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	150,000,000	150,000,000
Capital stock, shares issued (in shares)	100,204,832	100,175,032
Treasury stock, at cost (in shares)	3,283,175	3,516,440